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                                                                    Exhibit 23.4

                        CONSENT OF INDEPENDENT AUDITORS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report on the financial statements of Tradeum Inc. dated March 10, 2000, included in VerticalNet, Inc.'s current report on Form 8-K/A dated March 23, 2000 and to all references to our Firm included in this registration statement.


Tel-Aviv, Israel                                    KOST FORER & GABBAY
May 4, 2000                              A member of Ernst & Young International